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                                                                    EXHIBIT 99.4

                         CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Community Bank System, Inc.

      We consent to the incorporation by reference in the registration statement (No. 333-40808) on Form S-3, and the registration statements (Nos. 333-61916, 333-61672, 333-17011, 333-16635 and 033-60607) on Form S-8 of our
report dated January 29, 2001 relating to the consolidated balance sheets of First Liberty Bank Corp. and subsidiaries as of December 31, 2000 and 1999, and the related consolidated statements of operations, changes in shareholders' equity, and cash flows for each of the years in the three year period ended December 31, 2000, which report is included herein.

                                        /s/  KPMG LLP

Philadelphia, Pennsylvania
October 24, 2001